Provisions	12 Months Ended
Dec. 31, 2020
Provisions
Provisions

Note 14: Provisions

				Release of
				surplus
(amounts in thousands of euros)	As of 01/01/2020	Additions	Reversals	provisions	As of 12/31/2020
Provisions for litigation (1)	—	1,394	—	—	1,394
Provisions for risks (2)	—	2	—	—	2
Total provisions	—	1,396	—	—	1,396

(1)Negma Litigation

Following the termination of the Negma contract on April 6, 2020, Negma undertook legal action in order to claim damages of €910,900 from Biophytis as well as the delivery of 7,000,000 Biophytis shares, that Negma considers it was entitled to pursuant to the only Biophytis ORNANES still held by Negma, issued in consideration for a loan of €1,400,000 in principal.

Pursuant to a summary judgment dated May 7, 2020, Negma obtained a decision partially responding to its claims ordering, under penalty (which amounted to €7 thousand), Biophytis to pay damages in an amount of €378 thousand, and deliver 2,050,000 Biophytis shares.

This delivery of 2,050,000 shares valued at €1,394 thousand was considered as a financial indemnification.

The indemnification of €385 thousand (including €7 thousand of penalties) was recorded as a financial expense in 2020. The summary judgement does not extinguish the liability due to Negma. Current financial liabilities as of December 31, 2020 include a bond of €1,400 thousand (see note 12.2).

On November 18, 2020, Paris Court of Appeal ruled in Biophytis’ favor and sentenced Negma to return the 2,050,000 shares previously delivered as well as the provision €378 thousand. In January 2021, Negma has returned the shares and, before December 31, 2020, Negma repaid €419 thousand to Biophytis (including compensation and legal costs).

As of December 31, 2020, the Company recognized the right to be returned the 2,050,000 Biophytis shares previously issued to Negma in equity for € 1,394 thousand against the reversal of the financial indemnification previously recorded as financial expense (see note 12.2). Since the judgment of the Paris Court of Appeal, Negma initiated proceedings on the merits of its claim in order to obtain 7,000,000 Biophytis shares and €911 thousand of indemnity with late-payments interests at the rate LIBOR + 10%.

As of December 31, 2020, the Company has conducted an analysis of its exposure in connection with this litigation and estimated that its maximum risk would be:

•	To proceed with the repayment of the financial debt of 1.4 million euros (see note 12.2); and
•	To be ordered to pay compensation equivalent to that of the judgment of 7 May 2020 (without penalties) i.e. €1,394 thousand in the event of an unfavourable judgment.

Therefore, the Company decided to accrue a provision for risk of €1,394 thousand as of December 31, 2020.

This estimation will be reassessed in the future based on the evolution of the litigation.

(2) Provisions for risks

Provisions for risks are made of the additional contribution to pay when the free shares are granted at the term of the vesting period. This contribution is recognized on a straight-line basis over the vesting period.